UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2020

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Website address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)           Delta Air Lines, Inc. (“Delta”) today announced that Paul A. Jacobson, Delta’s Executive Vice President and Chief Financial Officer, has notified Delta of his decision to resign from the company effective as of November 15, 2020 to become the Chief Financial Officer of General Motors. A copy of a memo from Ed Bastian, Delta’s Chief Executive Officer, to all employees of Delta announcing Mr. Jacobson’s departure is attached to this report as Exhibit 99.1.

(c)           Delta will conduct a global search to identify its next Chief Financial Officer. In the interim, Delta’s Senior Vice President – Business Development & Financial Planning, Gary Chase, and Senior Vice President – Finance & Controller, Bill Carroll, will serve as Co-Chief Financial Officers.

Mr. Chase, age 49, joined Delta in 2012 and was appointed to his current position on October 1, 2020 after previously serving as Senior Vice President – Financial Planning & Analysis, Investor Relations and Corporate Planning (2014-2016), Senior Vice President – Financial Planning (2016-2018), and Senior Vice President – Planning and Chief Strategy Officer (2018-2020).

Mr. Carroll, age 63, joined Delta in 2013 and served as Senior Vice President – Finance & Controller (2013-2016), Senior Vice President – International CFO & Administration (2016), and Senior Vice President – International CFO & Alliances (2016-2018) before resuming his position as Senior Vice President – Finance & Controller in 2018. Mr. Carroll will continue as principal accounting officer of Delta.

As of the date of this report, no new compensatory arrangements have been entered into in connection with the appointment of Mr. Chase and Mr. Carroll as Co-Chief Financial Officers.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	October 30, 2020 Memo to Delta Colleagues Worldwide

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: October 30, 2020	Peter W. Carter, Executive Vice President and Chief Legal Officer

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